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                                                                 EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement of Swisher International, Inc. on Form S-3 of our report dated October 8, 1996, included in the current Report on Form 8-K/A1 of Swisher International, Inc. dated October 11, 1996. We also consent to the reference to our firm under the caption "Experts" in such Registration Statement.




                                           /s/ Blackwell, Poole & Company




October 24, 1996
Atlanta, Georgia